CONDENSED CONSOLIDATED BALANCE SHEETS (PARENTHETICAL) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
CONDENSED CONSOLIDATED BALANCE SHEETS [Abstract]
Trade receivables, allowance for doubtful accounts	$ 15	$ 15
Ordinary shares, par value per share	$ 0.4	$ 0.4
Ordinary shares, shares authorized	32,500,000	32,500,000
Ordinary shares, shares outstanding	11,044,090	10,919,930
Ordinary shares, shares issued	11,044,090	10,919,930